UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): May 1, 2024
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.
On May 6, 2024, Mueller Water Products, Inc. (the “Company”) announced its results of operations for the quarter ended March 31, 2024. A copy of the press release is attached as Exhibit 99.1.
The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Executive Officer
On May 6, 2024, the Company announced that the Board of Directors (the “Board”) of the Company had reaffirmed the appointment of Marietta Edmunds Zakas as Chief Executive Officer of the Company, effective as of May 1, 2024 (the “Effective Date”). Ms. Zakas, 65, has served as President and Chief Executive Officer of the Company since August 2023. Prior to that, Ms. Zakas served as Executive Vice President and Chief Financial Officer of the Company from January 2018 to August 2023. Ms. Zakas will also remain a member of the Board.
There are no changes to Ms. Zakas’ existing compensatory arrangements in connection with her appointment as Chief Executive Officer of the Company.
There are no family relationships between Ms. Zakas and any other persons pursuant to which Ms. Zakas was selected as an officer, and Ms. Zakas does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Appointment of President and Chief Operating Officer
On May 6, 2024, the Company also announced that the Board had appointed Paul McAndrew as President and Chief Operating Officer of the Company, effective as of the Effective Date. Mr. McAndrew, 50, has served as Executive Vice President and Chief Operating Officer of the Company since August 2023. Prior to that, Mr. McAndrew served as Senior Vice President of Global Operations and Supply Chain of the Company from November 2022 to August 2023, and as Vice President and General Manager of Professional Tools in the Commercial and Residential Solutions business of Emerson Electric Co. from April 2017 to November 2022.
In connection with Mr. McAndrew’s appointment as President and Chief Operating Officer of the Company, the Company entered into a letter agreement with Mr. McAndrew, which provides for an annual base salary of $560,000 and a target annual bonus opportunity for fiscal year 2024 equal to 70% of Mr. McAndrew’s base salary, in each case, pro-rated as of the Effective Date. In addition, Mr. McAndrew received a special, one-time restricted stock unit grant of $600,000, which will vest at the end of the three-year period following the date of grant, subject to Mr. McAndrew’s continued employment through such vesting date. No changes were made to Mr. McAndrew’s annual long-term incentive opportunity as a result of his appointment.
There are no family relationships between Mr. McAndrew and any other persons pursuant to which Mr. McAndrew was selected as an officer, and Mr. McAndrew does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The foregoing description of Mr. McAndrew’s letter agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the letter agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024.
Appointment of New Board Observer and Continuing Board Refreshment
As part of its previously announced Board refreshment plan, on May 6, 2024, the Company also announced that Christian A. Garcia was appointed by the Board as a non-voting Board observer on March 27, 2024. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, intends to increase the size of the Board from ten directors to eleven directors and appoint Mr. Garcia as an independent director of the Company to fill the vacancy created by such increase later this year.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of the Effective Date, the Board amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”). The amendments to the Bylaws were made in connection with the appointments of Ms. Zakas as Chief Executive Officer of the Company and Mr. McAndrew as President and Chief Operating Officer of the Company. The amendments also make other ministerial and conforming changes in connection therewith.
The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
On May 6, 2024, the Company issued a press release announcing, among other things, Ms. Zakas’ and Mr. McAndrew’s appointments and related matters. The press release, furnished as Exhibit 99.2 hereto, shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

3.1	Mueller Water Products, Inc. Second Amended and Restated Bylaws
99.1	Press Release regarding Results of Operations for the Quarter Ended March 31, 2024, dated May 6, 2024
99.2	Press Release regarding Zakas’ and McAndrew’s Appointments and Continuing Board Refreshment, dated May 6, 2024
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 6, 2024	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Chason A. Carroll
Chason A. Carroll
Senior Vice President, General Counsel and Corporate Secretary